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                                                                 Exhibit 10.27.1

                                 AMENDMENT NO. 1
                                     TO THE
                             CLIFFS DRILLING COMPANY
                              AMENDED AND RESTATED
                                  SAVINGS PLAN


         Pursuant to the terms and provisions of Article 13 of the Cliffs Drilling Company Savings Plan, as Amended and Restated Effective June 21, 1988 (the "Plan"), Cliffs Drilling Company, a Delaware corporation (the "Company"), hereby adopts the following Amendment No. 1 to the Plan (the "Amendment No. 1").

                                       1.

         Section 1.25 of the Plan is hereby amended in its entirety by substituting the following therefor:

                  "1.25 CONSIDERED COMPENSATION. 'Considered Compensation' shall mean the total cash remuneration paid to an Employee by the Employer for personal services as reported on the Employee's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), modified to include all of the following types of elective contributions and all of the following types of deferred compensation:
         (i) elective contributions that are not includable in gross income under Sections 125 (relating to cafeteria plans), 402(a)(8) prior to January 1, 1993, or 402(e)(3) after December 31, 1992 (relating to
         Section 401(k) plans), 402(h) (relating to simplified employee pensions), and 403(b) (relating to certain annuity contracts) of the Code; (ii) compensation deferred under an eligible deferred compensation plan within the meaning of Section 457 (b) of the Code; and (iii) employee contributions (under governmental plans) described in Section 414(h)(2) of the Code that are picked up by the employing unit and thus are treated as employer contributions. However, 'Considered Compensation' shall not include (i) bonus compensation under the Employer's Incentive Bonus Plan (but shall include cash bonus payments under any other Employer sponsored bonus plan or program),
         (ii) any extraordinary severance payments such as accrued vacation or sick pay, (iii) special payments such as moving expenses, and (iv) benefits (other than cash bonus payments addressed above) provided under any Employer sponsored employee benefit program.

                  Notwithstanding the preceding provisions of this Section, amounts in excess of the Section 401(a)(17) Limitation for the Plan Year with respect to which Considered Compensation is being determined shall be disregarded. Considered Compensation shall include all remuneration for the entire Plan Year (regardless of whether the Employee is a Member during the entire Plan Year)."



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                                       2.

         This Amendment No. 1 was adopted by the Compensation Committee of the Board of Directors of the Company on May 12, 1998, effective, however, as of May 1, 1998, except as otherwise required to comply with any applicable statute, regulation or ruling.


         IN WITNESS WHEREOF, and as conclusive evidence of the adoption of the foregoing amendments to the Plan, the Company, as Sponsor of the Plan, has caused this Amendment No. 1 to the Cliffs Drilling Company Amended and Restated Savings Plan to be executed by its duly authorized officers this 18th day of May, 1998, effective as set forth above.


ATTEST:                                 CLIFFS DRILLING COMPANY



   /s/ CINDY B. TAYLOR                  By:   /s/ EDWARD A. GUTHRIE
------------------------------             ------------------------------------
Cindy B. Taylor                                  Edward A. Guthrie
Vice President and Secretary                     Vice President - Finance
                                                 and Chief Financial Officer



THE STATE OF TEXAS     )
                       )
COUNTY OF HARRIS       )

         This instrument was acknowledged before me on the 18th day of May, 1998, by Edward A. Guthrie, Vice President - Finance and Chief Financial Officer of Cliffs Drilling Company, a Delaware corporation, on behalf of said corporation.



                                        /s/ SONIA VILLAGOMEZ
                                     --------------------------------
[SEAL]                               Notary Public in and for the
                                     State of T E X A S



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